Exhibit 99.6

Field All-Employee Meeting

Talking points

November 2018

Key Points to Cover

1.              Dominant, multi-basin company in three of the top onshore liquids plays* (Permian, Anadarko and Montney)

2.              Scale—nearly 600,000 BOEPD in production, >50% liquids (52%)

3.              Returns capital to stockholders—excess cash flow to allow for dividends and buy backs

4.              Profitable production growth and improved returns

5.              Strong financial structure

[*This does not include offshore, oil sands or international]

Opening Remarks (JHJ, DLK, ELH or GDP)

•                  Thank you for attending this meeting.

•                  I know you are asking, what now? And what about me and my job? Between now and the close of the transaction, we don’t expect much to change in the way we run our business. We would like for you to continue working with the same manner of excellence you always have.

•                  We expect the merger to take several months since it must be approved by both companies’ shareholders and regulators. Our expectation is that it will be finalized sometime in Q1 of 2019.

•                  We will continue to operate as a separate company until the deal closes, and this means you will continue to do your job just like always. Nothing should change significantly until the deal closes.

•                  I know that today’s announcement may have come as a surprise to you. It is completely normal and understandable for you to experience some anxiety and concern about how this affects your future. But… for the next few months, we need to continue to conduct business as usual—which we know may be difficult at this time, but we still need to meet our 2018 plan. I’m asking you personally to stay focused on your job and the tasks at hand.

•                  We understand you will have additional questions about what this means for you going forward. Unfortunately, we won’t have answers for most of your questions at this point, but there will be a team of leaders from both companies working together on a future plan between now and the closing date. I am committed to keeping you informed about the decisions that are made and to answer the questions you do have as quickly as possible. I would ask for your patience as we work through this process and do our best to ensure the final outcome provides value for all our stakeholders.

•                  If this deal closes, as we expect that it will, we have put protections in place that will mitigate and reduce adverse effects on our employees.

•                  The reason we are where we are today is because of you. You, and many before you, have made this company the success that it is. This has put us into a position to join forces with Encana. You should be proud of everything you have accomplished; I know that I am.

•                  Members of the team working on this deal may come to you requesting information or documents to assist in progressing and finalizing the transaction. Please cooperate with their requests.

•                  As a reminder, with everything on your mind right now, please keep safety in the forefront of your minds, both at work and at home during this time.

•                  Thank you for your commitment to Team Newfield.

•                  I’ll turn it over to [HR] to talk about a few things.

Other talking points for HR:

•                  If you are contacted by the media about the transaction, please refer the person who contacted you to Steve Campbell or Cindy Hassler with our Investor Relations/Corporate Communications team.

•                  We have put protections in place in the documents executed so far that will mitigate and reduce adverse effects on Team Newfield.

•                  As we work on the plan forward we will keep in mind that you are key to the success we have had with our business so far and are important to the future.

•                  Remember that the Code of Conduct continues to apply during this time period, including provisions regarding confidentiality.

[Include with the field documents, talking points from the all-employee meeting in The Woodlands]

Forward-Looking Statements

This communication includes certain statements that constitutes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of Newfield Exploration Company (the “Company”) to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Statements preceded by, followed by or that otherwise include the words “believes,” “expects,” “anticipates,” “intends,” “projects,” “estimates,” “plans,” “may increase,” “may fluctuate,” “will,” “should,” “would,” “may” and “could” or similar words or expressions are generally forward-looking in nature and not historical facts. Any statements that refer to outlook, expectations or other characterizations of future events, circumstances or results are also forward-looking statements. Important risks, assumptions and other important factors that could cause future results to differ materially from those expressed in the forward-looking statements are specified in Newfield Exploration Company’s Annual Report on Form 10-K for the year ended December 31, 2017 and its Quarterly Reports on Form 10-Q for any subsequent periods under headings such as “Forward-Looking Statements”, “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and in other filings and furnishings made by the Company with the Securities and Exchange Commission from time to time. The Company undertakes no obligation to release publicly any revisions to any forward-looking statements, to report events or to report the occurrence of unanticipated events.

Important Additional Information Regarding the Transaction Will Be Filed With the SEC

In connection with the proposed transaction, Encana plc (“Encana”) will file a registration on Form S-4 that will include a joint proxy statement of the Company and Encana.  The definitive joint proxy statement/prospectus will be sent to the stockholders of the Company and Encana.  Encana and the Company may also file other documents with the SEC regarding the proposed transaction.  INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE ADVISED TO CAREFULLY READ THE JOINT PROXY STATEMENT AND ANY REGISTRATION STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION, THE PARTIES TO THE TRANSACTION AND THE RISKS ASSOCIATED WITH THE TRANSACTION.  A definitive joint proxy statement and any registration statement/prospectus, as applicable, will be sent to security holders of the Company in connection with the Company’s shareholder meetings.  Investors and security holders may obtain a free copy of the joint proxy statement (when available), any registration statement/prospectus, and other relevant documents filed by the Company with the Securities and Exchange Commission (“SEC”) from the SEC’s website at www.sec.gov.  Security holders and other interested parties will also be able to obtain, without charge, a copy of the joint proxy statement, any registration statement/prospectus, and other relevant documents (when available) by directing a request by mail or telephone to Investor Relations, Newfield Exploration Company, 4 Waterway Square Place, Suite 100, The Woodlands, Texas 77380.  Copies of the documents filed by the Company with the SEC will be available free of charge on the Company’s website at ir.newfield.com.

Participants in the Solicitation

The Company and its directors, executive officers and certain other members of management may be deemed to be participants in the solicitation of proxies from its security holders with respect to the transaction.  Information about these persons is set forth in the Company’s proxy statement relating to its 2018 Annual Meeting of Stockholders, as filed with the SEC on March 29, 2018 and subsequent statements of changes in beneficial ownership on file with the SEC.  Security holders and investors may obtain additional information regarding the interests of such persons, which may be different than those of the Company’s security holders generally, by reading the joint proxy statement, any registration statement and other relevant documents regarding the transaction, which will be filed with the SEC.

No Offer or Solicitation

This document is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote in any jurisdiction pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.  Subject to certain exceptions to be approved by the relevant regulators or certain facts to be ascertained, the public offer will not be made directly or indirectly, in or into any jurisdiction where to do so would constitute a violation of the laws of such jurisdiction, or by use of the mails or by any means or instrumentality (including without limitation, facsimile transmission, telephone and the internet) of interstate or foreign commerce, or any facility of a national securities exchange, of any such jurisdiction.